LIMITED CONSENT AGREEMENT

dated as of
December 1, 2009

Among

ICO, INC.,
BAYSHORE INDUSTRIAL, L.P. and
ICO POLYMERS NORTH AMERICA, INC.,
as Borrowers,

KEYBANK NATIONAL ASSOCIATION,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AND THE OTHER LENDING INSTITUTIONS NAMED HEREIN,
as Lenders,

and

KEYBANK NATIONAL ASSOCIATION,
as an LC Issuer, Lead Arranger, Bookrunner,
Administrative Agent and Syndication Agent

LIMITED CONSENT AGREEMENT

This Limited Consent Agreement (this “Agreement”) is made as of December 1, 2009, by and among the following:

(i)           ICO, INC., a Texas corporation (“ICO”), BAYSHORE INDUSTRIAL, L.P., a Texas limited partnership (“Bayshore”), and ICO POLYMERS NORTH AMERICA, INC., a New Jersey corporation (“ICO Polymers,” and together with ICO and Bayshore, the “Borrowers” and individually, each a “Borrower”);

(ii)           KEYBANK NATIONAL ASSOCIATION, a national banking association, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, and the other lending institutions from time to time party hereto (each a “Lender” and collectively, the “Lenders”); and

(iii)           KEYBANK NATIONAL ASSOCIATION, a national banking association, as an LC Issuer, lead arranger, bookrunner, and administrative agent (in such capacity as administrative agent, the “Administrative Agent”).

RECITALS:

WHEREAS, the Borrowers, the Administrative Agent and the Lenders are parties to the Credit Agreement, dated as of October 27, 2006, as amended by Amendment No. 1 and Waiver to Credit Agreement, dated April 25, 2007, Amendment No. 2 to Credit Agreement, dated as of June 25, 2007, Amendment No. 3 to Credit Agreement, dated as of October 1, 2007, Amendment No. 4 to Credit Agreement, dated as of May 2, 2008 and Amendment No. 5 to Credit Agreement, dated as of March 24, 2009 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have notified the Administrative Agent and the Lenders that the board of directors and/or shareholders of ICO plan to consider, and may approve, a merger transaction (the “Proposed Merger”) the result of which approval will result in a Change of Control under the Credit Agreement; and

WHEREAS, the approval by the board of directors and/or shareholders of the Proposed Merger would each constitute an Event of Default under Section 8.01(j) of the Credit Agreement.

THEREFORE, the Borrowers have requested, and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions set forth herein, to consent to the approval by the board of directors and/or shareholders of ICO of the Proposed Merger, as more fully set forth herein.  Each capitalized term used herein and not otherwise defined herein shall have the same meaning set forth in the Credit Agreement.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Administrative Agent and the Lenders agree as follows:

1.           Consent.  Subject to Section 3 below, the Administrative Agent and the Lenders hereby consent to the approval by the board of directors and/or shareholders of ICO of the Proposed Merger, effective upon the satisfaction of the conditions precedent set forth in Section 2 below, and upon the further terms and conditions set forth herein.

2.           Conditions Precedent.  The consents set forth above shall become effective upon the satisfaction of the following conditions precedent:

(a)           this Agreement has been executed by each Borrower, the Administrative Agent and the Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

(b)           no Default or Event of Default exists as of the date of this Agreement;

(c)           the Borrowers have paid (i) to each Lender executing this Agreement, a consent fee in the amount of $5,000 and (ii) all reasonable out-of-pocket fees and expenses of the Administrative Agent and of special counsel to the Administrative Agent that have been invoiced on or prior to such date in connection with the preparation, negotiation, execution and delivery of this Agreement;

(d)           all representations and warranties of the Loan Parties contained in the Credit Agreement or in the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of this Agreement, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made; and

(e)           each Subsidiary Guarantor has executed and delivered to the Administrative Agent the Subsidiary Guarantor Acknowledgment and Agreement attached hereto.

3.           Consent Conditional.  The consent set forth in Section 1 above shall be revoked, automatically and without further action required by the Administrative Agent or any of the Lenders, if (a) the Proposed Merger is not consummated by September 1, 2010, (b) prior to or concurrently with the consummation of the Proposed Merger, the Credit Agreement is not terminated and all Obligations thereunder are not paid, discharged and satisfied in full, including the reimbursement or cash collateralization of any outstanding Letters of Credit, in each case in a manner satisfactory to both the Administrative Agent and the Lenders or (c) any Default or Event of Default occurs.

4.           Representations and Warranties.  Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:  (a) such Borrower has the legal power and authority to execute and deliver this Agreement; (b) the officials executing this Agreement have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by such Borrower and the performance and observance by such Borrower of the provisions hereof do not violate or conflict with the organizational documents of such Borrower or any law applicable to such Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof; and (e) this Agreement constitutes a valid and binding obligation of such Borrower in every respect, enforceable in accordance with its terms.

5.           Credit Agreement Unaffected.  Except as set forth herein, the Credit Agreement remains in full force and effect and is unaffected hereby.  Except as expressly set forth herein, this Agreement

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shall not operate as a modification or waiver of any provision of the Credit Agreement or any other Loan Document.

6.           Counterparts.  This Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

7.           Entire Agreement.  This Agreement is specifically limited to the matters expressly set forth herein.  This Agreement and all other instruments, agreements and documents executed and delivered in connection with this Agreement embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Agreement, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.  There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

8.           Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial.

(a)           THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.  TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWERS HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS GOVERNS THIS AGREEMENT.  Any legal action or proceeding with respect to this Agreement may be brought in any court located in Harris County, Texas or in any court of the United States for the Southern District of Texas, Houston Division, and, by execution and delivery of this Agreement, each Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  The Borrowers hereby further irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower Representative at its address for notices pursuant to Section 11.05 of the Credit Agreement, such service to become effective 30 days after such mailing or at such earlier time as may be provided under applicable law.  Nothing herein shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrowers in any other jurisdiction.

(b)           The Borrowers hereby irrevocably waive any objection that they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in Section 7(a) above and hereby further irrevocably waive and agree not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum

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(c)           EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

(Signature pages follow.)

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the date first above written.

ICO, INC.

By:	/s/ Bradley T. Leuschner
Name:	Bradley T. Leuschner
Title:	Chief Financial Officer & Treasurer

BAYSHORE INDUSTRIAL, L.P.
By:	Bayshore Industrial GP, L.L.C.
Its:	General Partner

By:	/s/ Bradley T. Leuschner
Name:	Bradley T. Leuschner
Title:	Vice President, Chief Financial Officer &
Treasurer

ICO POLYMERS NORTH AMERICA, INC.

By:	/s/ Bradley T. Leuschner
Name:	Bradley T. Leuschner
Title:	Sr. Vice President, Chief Financial Officer &
Treasurer

KEYBANK NATIONAL ASSOCIATION, as
Administrative Agent and as a Lender

By:	/s/ Brian A. Fox
Name:	Brian A. Fox
Title:	Assistant Vice President

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Chad D. Johnson
Name:	Chad D. Johnson
Title:	Vice President

SUBSIDIARY GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

Each of the undersigned (collectively, the “Subsidiary Guarantors” and, individually, “Subsidiary Guarantor”) consents and agrees to and acknowledges the terms of the foregoing Limited Consent Agreement, dated as of December 1, 2009 (the “Agreement”).  Each Subsidiary Guarantor specifically acknowledges the terms of and consents to the waiver set forth in the Agreement.  Each Subsidiary Guarantor further agrees that its obligations pursuant to the Subsidiary Guaranty shall remain in full force and effect and be unaffected hereby.

EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTOR ACKNOWLEDGMENT AND AGREEMENT OR THE AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  EACH SUBSIDIARY GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.

(Signature page follows.)

IN WITNESS WHEREOF, this Subsidiary Guarantor Acknowledgment and Agreement has been duly executed and delivered as of the date of the Agreement.

ICO GLOBAL SERVICES, INC.

By:	/s/ Donald Eric Parsons
Name:	Donald Eric Parsons
Title:	President

ICO P&O, INC.

By:	/s/ Bradley T. Leuschner
Name:	Bradley T. Leuschner
Title:	Chief Financial Officer & Treasurer

ICO TECHNOLOGY, INC.

By:	/s/ Bradley T. Leuschner
Name:	Bradley T. Leuschner
Title:	Vice President, Chief Financial Officer &
Treasurer

WEDCO TECHNOLOGY, INC.

By:	/s/ Bradley T. Leuschner
Name:	Bradley T. Leuschner
Title:	President, Chief Financial Officer &
Treasurer

WORLDWIDE GP, L.L.C.

By:	/s/ Bradley T. Leuschner
Name:	Bradley T. Leuschner
Title:	Manager, President & Treasurer

WORLDWIDE LP, L.L.C.
By:	ICO Global Services, Inc
Its Sole Member

By:	/s/ Donald E. Parsons
Name:	Donald E. Parsons
Title:	President

BAYSHORE INDUSTRIAL GP, L.L.C.

By:	/s/ Bradley T. Leuschner
Name:	Bradley T. Leuschner
Title:	Vice President, Chief Financial Officer &
Treasurer

BAYSHORE INDUSTRIAL LP, L.L.C.
By:	ICO Global Services, Inc.
Its Sole Member

By:	/s/ Donald Eric Parsons
Name:	Donald Eric Parsons
Title:	President

ICO POLYMERS, INC.

By:	/s/ Bradley T. Leuschner
Name:	Bradley T. Leuschner
Title:	Vice President, Chief Financial Officer &
Treasurer

BAYSHORE RE HOLDINGS, INC.

By:	/s/ Bradley T. Leuschner
Name:	Bradley T. Leuschner
Title:	Vice President, Chief Financial Officer &
Treasurer

CHINA RE HOLDINGS, INC.

By:	/s/ Bradley T. Leuschner
Name:	Bradley T. Leuschner
Title:	Vice President, Chief Financial Officer &
Treasurer